                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANT
     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-57713) and the Registration Statements on Form S-8 (Nos. 33-31977, 33-31979, 33-51951 and 33-51953) of our report dated February
10, 1995 which appears on page F-1 of the Form 8-K of Cone Mills Corporation and subsidiaries dated March 1, 1995 with respect to their consolidated financial statements.
                                                 MCGLADREY & PULLEN, LLP
Greensboro, North Carolina
March 1, 1995